FOR IMMEDIATE RELEASE Rockley Photonics Announces Promotion of Richard A. (Randy) Meier to Chief Executive Officer Rickman to serve as executive chair; Becker promoted to interim chief financial officer OXFORD, England, and PASADENA, Calif., December 12, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY), a global medical technology company focused on delivering leading edge silicon photonics-based biosensing solutions by targeting a portfolio of biomarkers, today announced changes to its senior management team. These changes are intended to position the Company for its next phase of growth. Effective immediately, Richard A. Meier has been appointed president and chief executive officer, and will join the board of directors. Dr. Andrew Rickman has resigned as chief executive officer and will take on the role of executive chairman of Rockley. Chad Becker will assume the role of interim chief financial officer. The Company also announced that Dr. Caroline Brown is stepping down from the board to pursue other business interests. Dr. Brown served as chair of the audit committee of the board and a member of the nominating and corporate governance committee. The board has appointed Dr. Nicolaus Henke to the audit committee to fill the vacancy resulting from Dr. Brown’s departure. Brian Blaser will serve as the chair of the audit committee. “I want to thank Andrew for the commitment and leadership he demonstrated during his nine years as CEO of Rockley. His insight and support will continue to be important to the success of the Company. I also want to thank Caroline for her contribution to the board,” said Richard A. Meier, president and chief executive officer. “I look forward to advancing our strategic vision, focusing on our three key priorities and positioning the company to capitalize on the opportunities that are ahead of us.” Rockley will retain an executive search firm and commence a formal search for a permanent chief financial officer.

FOR IMMEDIATE RELEASE About Rockley Photonics Formed in 2013, Rockley is a global medical technology company focused on delivering leading edge silicon photonics-based biosensing solutions that target a portfolio of biomarkers. Rockley's ground-breaking end-to-end biosensing platform unlocks unique spectra-based biomarkers enabling insights into personal health and well-being. With next-generation biosensing platforms specifically designed for mobile health monitoring, Rockley is laying the foundation for a new generation of biomedical applications across multiple industries. To learn more about Rockley, visit rockleyphotonics.com. . ### Cautionary Statement Regarding Forward-Looking Statements Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward- looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the Company’s belief that the announced changes to its senior management team will align with the Company’s next phase of growth. Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and

FOR IMMEDIATE RELEASE execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) the Company’s ability to realize the anticipated benefits of the business combination; (xxii) changes adversely affecting the businesses or markets in which the Company is engaged; and (xxiii) risks related to the Company’s backlog, including the risk that backlog may not translate into future revenue, as well as other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward- looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law. For Rockley Photonics Gwyn Lauber Rockley Photonics Telephone: +1 626-995-0001 Email: investors@rockleyphotonics.com